
NEW JERSEY MINING
MINING
MILLING

# An Operating Junior Resource Company with a Vision for Growth

Patrick Highsmith
President & CEO

March 2015

OTCQB: NJMC

# Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are intended to be covered by the safe harbor created by such sections. Such statements are based on good faith assumptions that New Jersey Mining Company ("NJMC") believes are reasonable but which are subject to a wide range of uncertainties and business risks that could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements.

Such factors include, among others, the risk that anticipated production levels at the Golden Chest Mine are not attained, the risk that the mine plan changes due to rising costs or other operational details, the risk that different portions of the mineral deposit respond differently to processing, the risk that Juniper's internal engineering and metallurgical studies are incorrect, the risk that the New Jersey Mill encounters major operational problems or that gold recovery suffers for unforeseen reasons, the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver and a sustained lower price environment, as well as other uncertainties and risk factors that may reduce our ability to obtain near mine high-grade growth at the Golden Chest Mine, or which may reduce or terminate revenue to NJMC from the Golden Chest Lease, the milling operations, and/or the royalties.

In addition, part of NJMC's business plan is to carefully consider and execute on certain targeted acquisitions. There is a risk that no acceptable transactions are identified or that targeted acquisitions are not completed due to technical, business, or financial reasons, which may adversely affect our ability to obtain our goal of owning interests in three mines in three years. Furthermore, there are risks that future operations, opportunities and growth may require the issuance of shares causing share dilution.

Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. NJMC disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise.

Please refer to the legal page at the Company's website (http://newjerseymining.com/legal/) for more important legal information and cautionary statements.

# Our Vision

- **"Three Mines in Three Years"**
  Targeting new opportunities in mining and milling

- **Building a Real Business**
  Exclusive focus on production assets; Managing for ROI

- **Operational Excellence**
  Seasoned expertise, strategic partnerships, good choices

- **Minimize Dilution – Finance growth from cash flow**
  No need to leverage the present for the future

# Our Near-Term Strategy

Revenue from milling operations and royalties facilitates growth while minimizing dilution

- GENERATING CASH…Milling fees and NSR income have commenced from the Golden Chest Mine lease, expected 18-month mine life
- NEAR MINE GROWTH…Seeking to grow the mine by targeting high-grade underground targets at Golden Chest
- STRATEGIC PARTNERSHIP…Linked with Juniper Group to exploit engineering and underground mining expertise on new opportunities
- NEW ACQUISITIONS…Selected short list of opportunities in western US and Canada from evaluating more than 50 candidates



# Who We Are Today



We are not an exploration company. Our assets and in-house expertise give us flexibility, leverage, and access to strategic partnerships uncommon to a company our size. Most notably, we are:

- SKILLED OPERATORS…of a 360 tpd flotation mill and concentrate leach plant within an active mining district
- TECHNICALLY PROFICIENT…with a corporate skill set that spans mine engineering, custom milling, exploration geology, and more
- PASSIONATE INNOVATORS…as shown by our patented tailings disposal process, proprietary underground drill rigs, and creative deal making

# Our Assets and Relationships

First two flagship assets are now generating revenue

- **New Jersey Mill – Kellogg, Idaho**
  A joint venture with Crescent Silver, LLC. NJMC is 65% owner, operator and has rights to excess capacity beyond Crescent Mine needs (currently not in production)

- **Golden Chest Mine – Murray, Idaho**
  A joint venture company with Marathon Gold (TSX: MOZ). NJMC is 48% owner and manager. A portion leased to mine operator, Gold Hill Mining and Reclamation Inc.


MONTANA
95
Toboggan
Golden Chest
Coeur d'Alene
90
New Jersey Mine & Mill
IDAHO
12
95
Eastern Star
McKinley

# The New Jersey Mill



NEW JERSEY MINING

MINING MILLING

# A Newly Upgraded Mill in Operation

- NJMC built and operates the 360 tonne per day mill in Kellogg, Idaho
- Virtually brand new facility - $3.2M expansion completed in 2012 and $0.3M upgrade in 2014
- Complete facility - crushing, grinding, flotation, gravity, tailings, concentrate filtration and concentrate leaching
- Employs an environmentally-friendly, patented, paste tailings disposal process
- An experienced milling crew – gaining expertise every day





# More than Just Capital Hardware



- Provides cash flow as critical link in Golden Chest Project
- A model for other small mill developments in the western US
- Possible leverage into other regional opportunities as a custom milling solution
- Future mill feed from Crescent Mine, if it goes into production
- Designated "Pollution Prevention Champion" in 2014 by Idaho DEQ for water conservation

NEW JERSEY MINING

MINING MILLING

# Golden Chest Joint Venture



# A Mining Lease to Incentivize Production

The Juniper Group, led by Ron Guill, identified the Skookum Shoot (part of the Golden Chest Project) as an asset with near-term underground production potential

- Exercised option and conducted due diligence, including: drilling, metallurgy, and engineering studies
- Assumed property payments during the option and mining period, developed a mine plan and rapidly obtained necessary permits
- Contracted with NJMC for milling services at the New Jersey Mill (avg $44/tonne)
- Paying 2% NSR royalty to Golden Chest LLC
- Fully funded mine development (~$7M) – expected to produce for >18-months
- Lease covers approximately 400m of favorable strike along the Idaho Fault, leaving 60% of the structure open for exploration by Golden Chest LLC
- Near-mine targets outside the lease include known mineralization at Skookum Updip and Paymaster

# Modern High-Grade Vein Mining

- Gold Hill Mining and Reclamation Inc. (an affiliate of the Juniper Group) put the mine into production in Dec 2014
- Juniper Mining LLC provides engineering and geological support to the mine
- Small Mine Development acts as mining contractor:
  - Modern rubber tire equipment
  - Underhand cut and fill
  - 4.3m by 4.3m development
  - 1.8m by 2.4m headings
  - 300 tonnes per day
- Earth moving contractor provides surface haulage to New Jersey Mill





NEW JERSEY MINING

MINING MILLING

# Revenue from Milling and Royalty



| | |
|---|---|
| Tonnage Mined | 130,000 tonnes |
| Estimated Gold Grade | 11 grams/tonne |
| Estimated Recovered Gold | 42,900 ounces |
| Average Milling Fees | $44/tonne |
| Expected Milling Cost | $33/tonne |
| Estimated Milling Net | $11/tonne |
| Projected Net Income from Milling | $1,440,000 |
| Gold Price | $1200/ounce |
| Gross Gold Mining Revenue | $51,480,000* |
| NSR Royalty to NJMC (2% x 47.88%) | $430,000 |
| Total Projected Income to NJMC | $1,867,000** |

* Gross Gold Mining Revenue is an estimate of potential revenue to Juniper from mining the Resource of the Skookum Shoot under the Golden Chest Joint Venture Mining Lease Agreement. This figure is presented merely to estimate the "NSR Royalty to NJMC (2% x 47.88%)" pursuant to the Golden Chest Joint Venture and Juniper Mining Lease. Gross Gold Mining Revenue is not an estimate of potential revenues to NJMC.

** Total Projected Income to NJMC is an estimate of potential revenue from processing the ore under the Milling Agreement and the portion of the 2% NSR due to NJMC through its ownership interest in the Golden Chest Joint Venture. This figure is based on Juniper's estimate of Tonnage (to be) Mined, the Milling Fees less the Expected Milling Cost, plus 47.88% of the 2% NSR.

# A New Mine in a Re-Emergent District



- Murray District estimated to have produced >300,000 oz of gold from placers and >75,000 oz from the Golden Chest Mine
- District scale land position - ~1,000 acres held by Golden Chest LLC; additional 2,000+ acres held by NJMC
- Explored by Newmont in the 1980s and mid 2000s; Hecla also active to the north
- NJMC and Golden Chest LLC drilled >21,000 meters in recent years
- Mine includes >4,000 m of underground workings and numerous targets near new development

# Growth Potential from Near Mine Targets



Looking East from Above at Golden Chest Mine
NEW JERSEY MINING
Skookum Updip
Active Mining at Skookum Shoot
New Portal
Juniper Development
Historic Golden Chest Workings
3835.196
3000
Z
2500
1.4m at 44 g/t
Paymaster
Skookum Downdip
300 meters
Mineralized material at 1 gram cutoff
1.4m at 26 g/t

# Growth with our Partners

- Strategic partnership with Ron Guill's Juniper Group
  - ➢ Mining engineer with 40 years experience
  - ➢ Founded SMD 1982; sold to managers in 2010
  - ➢ Newmont Supplier of the Year 2010
  - ➢ 2012 AIME Lifetime Achievement Award
- Underground specialists…access to unparalleled mine design and operations expertise
- Led the way at Golden Chest with capital, engineering, mine design, permitting, and development
- Extensive network of contractors, suppliers, engineers, and miners

*"Building and Operating America's Underground Mines"*





NEW JERSEY MINING

MINING MILLING

# Priming the Pipeline for Growth


NEW JERSEY MINING
NORTH PACIFIC OCEAN
WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
CALIFORNIA
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO
Seattle
Portland
Calgary
Salt Lake City
Sacramento
San Francisco
Fresno
Las Vegas
Los Angeles
San Diego
Tijuana
Phoenix
Tucson
El Paso
Hermosillo
Chihuahua
N
Legend
Target_Districts
New Jersey Mining Company Main Office
Miles
0 100 200 400 600 800

**Evaluated more than 50 opportunities in significant mineral districts of the Western US**

**Focused on (near-term) producing assets – mining and milling**

# Targeted Growth

- Distressed companies or orphaned assets
- Avoiding early stage exploration assets
  - Defined in three dimensions
  - Not necessarily at mineral resource stage
- Targeting modest capital projects with high probabilities of success:
  - Higher grade
  - Underground mining/milling
  - Favorable mining jurisdictions/private land
  - Focused not on size but on return on investment (ROI)
- A creative filter
  - Subsets of larger deposits – underground instead of open pit
  - Offering milling solutions to under-financed project
- People are the key - leveraging partnerships and expertise

# Diverse Action-Oriented Management

**Patrick Highsmith, MSc, CPG – President & Chief Executive Officer**
25 years experience spanning operations, exploration, and business development positions with Rio Tinto, BHP Billiton, and Newmont Mining as well as executive and director positions with junior companies. Instrumental in numerous financings, joint ventures, and the sale of Lithium One in 2012.

**Del Steiner, JD – Chairman of the Board**
More than 40 years of experience, including an extensive background in mining and environmental law, and permitting. Former President, CEO, and Chairman of Premium Exploration Inc.

**Grant Brackebusch, P.E. – Founder and Vice President**
20 years experience as a professional mining engineer, including with Newmont Mining on the Carlin Trend. He helped design and build the New Jersey Mill and currently manages day to day operations at the mill.

**John Swallow – Director**
More than 25 years of investing and management experience in the mining industry - specializing in company turnarounds and transactions. Responsible for the successful spinout of Timberline Drilling Inc., of which he remains a principal.

# Share and Capital Structure

OTCQB: NJMC

| | | |
|---|---|---|
| **Shares Outstanding** | | **91.76 M** |
| Warrants (Average Price $0.16) | | 21.2 M |
| Options (Average Price $0.12) | | 4.5 M |
| **Fully Diluted** | | **117.46 M** |
| Cash | | $ 0.3 M |
| Recent Share Price: | | $0.09 |
| | | |

*NJMC Management Team currently holds 16.2% of outstanding Common Shares.*

# Summary

- Building from existing operating assets and cash flow – minimizing dilution
  - A new mine in production paying royalties
  - An operating mill generating fees
  - Near-mine exploration outside the Juniper lease

- Strategic relationships with world-class expertise
  - Juniper Group brings strong engineering and underground mining expertise

- A carefully selected pipeline of acquisition opportunities

- Appealing to a wider array of investors
  - Strong technical and fiscal management
  - Minimizing dilution
  - Cash flow → ROI

**Contact Information:**

**Patrick Highsmith**
**President & CEO**

New Jersey Mining Company
9137 Ridgeline Blvd., Suite 250
Highlands Ranch, CO 80129
Email: phighsmith@newjerseymining.com
Telephone: 303-668-3264